AGREEMENT entered into this 31st day of October, 1999 by and between SWISSRAY INTERNATIONAL, INC. LOCATED AT 320 WEST 77TH Street, Suite 1A, New York, New York 10024, Swissray America, Inc. located at 5801 Soundview Drive, Suite 50, Gig Harbor, Washington 98335 (such two firms hereinafter collectively referred to as "Swissray") and Live Marketing located at 1201 North Clark, Suite 201, Chicago, Illinois 60610 (hereinafter "Live").

         WHEREAS, Live has warranted and represented that they are in the business of providing the type of services and products indicated on their revised October 14, 1999 three page "quotation" addressed to Swissray, a copy of which is annexed hereto, made a part hereof and marked Exhibit A; and

         WHEREAS, Live warrants and represents that it will complete the services proposed to be performed and detailed in aforesaid Exhibit A in a timely manner and for the price indicated; and

         WHEREAS, Swissray wishes to utilize Live's services in the manner set forth in aforesaid Exhibit A for utilization by SRMI at the November 1999 RSNA Convention to be held in Chicago.

         Now therefore it is herewith agreed as follows:

1. The aforesaid October 4, 1999 Quotation (Exhibit A) hereinabove referred to is herewith made a part of this Agreement as if fully set forth herein and Live agrees to perform in a timely manner each of the services enumerated therein so as to allow Swissray sufficient time so as to accomplish in advance of commencement of the RSNA Convention.

2. Swissray agrees to compensate Live for the services referred to in Exhibit A and Live agrees to accept such compensation in the manner set forth herein so that total compensation shall amount to $156,180 ($15,000 of which is herewith acknowledged as being already paid) and the balance of $141,180 of which shall be paid in the following manner:

          a.   $20,000 payable immediately upon execution of this Agreement;

          b. $50,590 shall be made through the issuance of 16,864 restrictive shares of Swissray common stock based upon a market valuation of $3.00 bid price;

          c. Swissray acknowledges that it currently has a Registration Statement on file with the Securities and Exchange Commission for purposes of registering shares of its common stock and warrants. represents and agrees that it will register the aforementioned 16,864 restrictive shares of its common stock being issued into Live's name in its next amendment to its current Registration Statement so that upon effectiveness of such Registration Statement Live will be in a position, if it so desires, to sell all or any portion of such 16,864 shares without restrictive legend appearing thereon; and

          d.   The sum of $36,000 to be paid on November 15, 1999;

          e.   The balancer of $34,590 shall be paid on November 28, 1999; and

         f. If the bid price for SRMI's common stock at market closing on December 3, 1999 is less than $3.00 per share, SRMI agrees to issue such additional restrictive shares to Live so that the value thereof, based upon the last bid price on December 3, 1999, equals $50,590. Such additional shares, if and when issued, shall similarly be included in SRMI's Registration Statement in the same manner as heretofore indicated in paragraph "c" of this Agreement.

                                              SWISSRAY INTERNATIONAL, INC.

                                                       /Ueli Laupper/

                                              BY:
                                                    Ueli Laupper, Vice President

                                              SWISSRAY AMERICA INC.

                                                       /Ueli Laupper/

                                              BY:
                                                    Ueli Laupper, Vice President

                                              LIVE MARKETING

                                                       /Arlen Rubin/

                           `                  BY:
                                                    Arlen Rubin, CFO

                                                       36-3004117
                                                   Federal Tax I.D. No.